UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2011

AMERICAN TOWER CORPORATION

(Exact Name of Company as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue Boston, Massachusetts 02116		02116
(Address of Principal Executive Offices)		(Zip Code)

(617) 375-7500

(Company’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As further described below, as part of the plan to reorganize the business operations of American Tower Corporation, a Delaware corporation (the “Predecessor Registrant”), so that it can elect to qualify as a real estate investment trust (“REIT”) for federal income tax purposes, the Predecessor Registrant merged with and into its wholly owned subsidiary American Tower REIT, Inc., a Delaware corporation (the “Company”), on December 31, 2011, pursuant to an Agreement and Plan of Merger, dated as of August 24, 2011 (the “Merger Agreement”), with the Company as the surviving corporation (the “Merger”). At 11:59 p.m., Eastern Time, on December 31, 2011, the effective time of the Merger (the “Effective Time”), the Company was renamed “American Tower Corporation” and commenced, directly or indirectly, conducting all of the business conducted by the Predecessor Registrant immediately prior to the Merger.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock (as defined below) of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Loan Assumption Agreement

On December 30, 2011, in connection with the Merger, the Company, the Predecessor Registrant and Toronto Dominion (Texas) LLC entered into an Assumption Agreement (the “Assumption Agreement”) with respect to the Loan Agreement, dated as of June 8, 2007, among the Predecessor Registrant, as Borrower, JPMorgan Chase Bank, N.A. and The Toronto Dominion Bank, New York Branch, as Issuing Banks, Toronto Dominion (Texas) LLC, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and the several lenders that are parties thereto (the “Revolving Credit Facility”). Pursuant to the Assumption Agreement, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the Revolving Credit Facility and all related loan documents and other agreements.

The foregoing description of the Assumption Agreement is qualified in its entirety by reference to the Assumption Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Supplemental Indentures

On December 30, 2011, in connection with the Merger, the Company, the Predecessor Registrant and Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into the following supplemental indentures (each a “Supplemental Indenture,” and collectively, the “Supplemental Indentures”):

•

Second Supplemental Indenture to the indenture dated as of October 1, 2007, as supplemented by a supplemental indenture dated as of December 2, 2008, with respect to the Predecessor Registrant’s 7.000% Senior Notes due 2017;

•	Supplemental Indenture No. 1 to the indenture dated as of June 10, 2009, with respect to the Predecessor Registrant’s 7.250% Senior Notes due 2019;

•	Supplemental Indenture No. 1 to the indenture dated as of October 20, 2009, with respect to the Predecessor Registrant’s 4.625% Senior Notes due 2015; and

•

Supplemental Indenture No. 4 to the indenture dated as of May 13, 2010, as supplemented by supplemental indentures dated as of August 16, 2010, December 7, 2010 and October 6, 2011, with respect to the Predecessor Registrant’s 5.050% Senior Notes due 2020, 4.500% Senior Notes due 2018 and 5.900% Senior Notes due 2021, respectively.

Pursuant to the Supplemental Indentures, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the respective indentures and related Senior Notes.

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, which are attached hereto as Exhibits 4.3, 4.4, 4.5 and 4.6 and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company as the surviving corporation. The Merger was consummated by the filing of a certificate of merger, effective as of December 31, 2011 (the “Certificate of Merger”) with the Secretary of State of the State of Delaware. A copy of the Certificate of Merger is attached as Exhibit 3.2 and is incorporated herein by reference.

On January 3, 2012, the Company issued a press release, announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, as of the Effective Time, the Company assumed by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 2.03 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As further described below in Item 3.03, as of the Effective Time, pursuant to the Merger Agreement, each outstanding share of Class A common stock, par value $0.01 per share, of the Predecessor Registrant (the “Class A Common Stock”) automatically converted into the right to receive an equal number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”). Similar to the shares of Class A Common Stock prior to the Merger, the shares of Common Stock trade on the New York Stock Exchange (the “NYSE”) under the symbol “AMT.” In anticipation of the Merger, the Predecessor Registrant requested the NYSE to file with the Securities and Exchange Commission (the “SEC”) a Form 25 to remove the shares of Class A Common Stock from listing on the NYSE effective January 3, 2012. The Predecessor Registrant expects to file a Form 15 with the SEC to terminate the registration of shares of Class A Common Stock. The new listing of shares of Common Stock on the NYSE is effective as of January 3, 2012.

Item 3.03.	Material Modification to Rights of Security Holders.

As described above, as of the Effective Time, pursuant to the Merger Agreement, each outstanding share of Class A Common Stock of the Predecessor Registrant automatically converted into the right to receive an equal number of shares of Common Stock of the Company. The issuance of the Common Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-174684 ), which was declared effective by the SEC on September 22, 2011. The form of stock certificate for the Common Stock is set forth in Exhibit 4.2 hereto. The Common Stock is subject to certain share ownership and transfer restrictions as discussed below.

As a result of the Merger, as of the Effective Time, the rights of the stockholders of the Company are governed by the Company’s restated certificate of incorporation (the “Restated Certificate”) and the Company’s amended and restated by-laws (the “Amended By-Laws”). To satisfy requirements under the Internal Revenue Code of 1986, as amended, that are applicable to REITs in general and otherwise to address concerns relating to capital stock ownership, the Restated Certificate generally prohibits any stockholder from owning more than 9.8% of the outstanding shares of Common Stock or any other class or series of the Company’s stock. These limitations are subject to waiver or modification by the board of directors of the Company.

The foregoing description of the Common Stock is qualified in its entirety by the description of the Common Stock contained in the “Description of Capital Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Common Stock is qualified in its entirety by reference to the Restated Certificate and the Amended By-Laws, copies of which are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

The information included under the caption “Supplemental Indentures” under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

The directors and executive officers of the Predecessor Registrant are also the directors and executive officers of the Company and remain so following the Merger, with each holding the same position or positions with the Company as with the Predecessor Registrant immediately prior to the Effective Time. The Company’s directors will be subject to re-election at the 2012 annual meeting of the stockholders of the Company. In addition, the standing committees (Audit, Compensation and Nominating and Corporate Governance) are the same standing committees of the Predecessor Registrant, and the membership of each committee remains unchanged.

Assumption of Employee Stock Plans and Awards

As a result of the Merger, as of the Effective Time, the Company assumed the Predecessor Registrant’s equity incentive related plans and related award agreements, including the American Tower Corporation 2007 Equity Incentive Plan, the Amended and Restated American Tower Systems Corporation 1997 Stock Option Plan, the SpectraSite, Inc. 2003 Equity Incentive Plan, the American Tower Corporation 2000 Employee Stock Purchase Plan and the American Tower Retirement Savings Plan (collectively, the “Plans,” and each a “Plan”). As of the Effective Time, all rights of participants to acquire shares of Class A Common Stock under any Plan were automatically converted into rights to acquire an equal number of shares of Common Stock in accordance with the terms of the Plans and the applicable award agreements.

The Predecessor Registrant maintained a number of benefit plans, compensation arrangements and policies for its directors, officers and employees. None of these plans, compensation arrangements or policies were affected by the Merger and the Company assumed any and all of Predecessor Registrant’s obligations under each of the plans, compensation arrangements and policies by operation of law in the Merger. Likewise, the employment agreements between Predecessor Registrant with each of Messrs. Taiclet, Bartlett, DiSanto, Hess, Marshall and Sharma were not affected by the Merger and shall continue in full force and effect in accordance with their terms. None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the Plans, compensation arrangements, policies and employment agreements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011 and Current Reports on Form 8-K filed prior to the date hereof.

The Company has adopted forms of Restricted Stock Unit Agreement (U.S.) and Restricted Stock Unit Agreement (International), both pursuant to the American Tower Corporation 2007 Equity Incentive Plan, which it will enter into in connection with grants of restricted stock units made after the Effective Time. The agreements provide for, among other things, the accrual of dividends declared on granted, but unvested, restricted stock units. The forms of Restricted Stock Unit Agreement (U.S.) and Restricted Stock Unit Agreement (International) are attached here to as Exhibits 10.2 and 10.3, respectively, and incorporated into this Item 5.02 by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant’s Restated Certificate of Incorporation and Amended By-Laws were declared effective immediately preceding the Effective Time. As of the Effective Time, the Company’s Restated Certificate and Amended By-Laws were amended, pursuant to the Certificate of Merger, to change the Company’s name from “American Tower REIT, Inc.” to “American Tower Corporation.”

The Company’s Restated Certificate, Certificate of Merger, and Amended By-Laws are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of American Tower Corporation, as filed with the Secretary of State of Delaware effective as of December 31, 2011

3.2	Certificate of Merger, effective as of December 31, 2011

3.3	Amended and Restated By-Laws of American Tower Corporation, adopted effective as of December 31, 2011

4.1	Description of American Tower Corporation Capital Stock

4.2	Form of Common Stock Certificate

4.3	Second Supplemental Indenture dated as of December 30, 2011, to Indenture dated as of October 1, 2007, as supplemented by a supplemental indenture dated as of December 2, 2008, with respect to the Predecessor Registrant’s 7.000% Senior Notes, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

Exhibit No.	Description

4.4	Supplemental Indenture No. 1 dated as of December 30, 2011, to Indenture dated as of June 10, 2009, with respect to the Predecessor Registrant’s 7.250% Senior Notes, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

4.5	Supplemental Indenture No. 1 dated as of December 30, 2011, to Indenture dated as of October 20, 2009, with respect to the Predecessor Registrant’s 4.625% Senior Notes, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

4.6	Supplemental Indenture No. 4, dated as of December 30, 2011, to Base Indenture dated as of May 13, 2010, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

10.1	Assumption Agreement, dated as of December 30, 2011, among the Company, the Predecessor Registrant and Toronto Dominion (Texas) LLC, relating to the Loan Agreement, dated as of June 8, 2007, among American Tower Corporation, as Borrower, JPMorgan Chase Bank, N.A. and The Toronto Dominion Bank, New York Branch, as Issuing Banks, Toronto Dominion (Texas) LLC, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and the several lenders that are parties thereto

10.2	Form of Restricted Stock Unit Agreement (U.S.) pursuant to the American Tower Corporation 2007 Equity Incentive Plan

10.3	Form of Restricted Stock Unit Agreement (International) pursuant to the American Tower Corporation 2007 Equity Incentive Plan

99.1	Press Release, dated January 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

Date: January 3, 2012	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of American Tower Corporation, as filed with the Secretary of State of Delaware effective as of December 31, 2011

3.2	Certificate of Merger, effective as of December 31, 2011

3.3	Amended and Restated By-Laws of American Tower Corporation, adopted effective as of December 31, 2011

4.1	Description of American Tower Corporation Capital Stock

4.2	Form of Common Stock Certificate

4.3	Second Supplemental Indenture dated as of December 30, 2011, to Indenture dated as of October 1, 2007, as supplemented by a supplemental indenture dated as of December 2, 2008, with respect to the Predecessor Registrant’s 7.000% Senior Notes, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

4.4	Supplemental Indenture No. 1 dated as of December 30, 2011, to Indenture dated as of June 10, 2009, with respect to the Predecessor Registrant’s 7.250% Senior Notes, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

4.5	Supplemental Indenture No. 1 dated as of December 30, 2011, to Indenture dated as of October 20, 2009, with respect to the Predecessor Registrant’s 4.625% Senior Notes, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

4.6	Supplemental Indenture No. 4, dated as of December 30, 2011, to Base Indenture dated as of May 13, 2010, by and among, the Predecessor Registrant, the Company and The Bank of New York Mellon Trust Company N.A. as Trustee

10.1	Assumption Agreement, dated as of December 30, 2011, among the Company, the Predecessor Registrant and Toronto Dominion (Texas) LLC, relating to the Loan Agreement, dated as of June 8, 2007, among American Tower Corporation, as Borrower, JPMorgan Chase Bank, N.A. and The Toronto Dominion Bank, New York Branch, as Issuing Banks, Toronto Dominion (Texas) LLC, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and the several lenders that are parties thereto

10.2	Form of Restricted Stock Unit Agreement (U.S.) pursuant to the American Tower Corporation 2007 Equity Incentive Plan

10.3	Form of Restricted Stock Unit Agreement (International) pursuant to the American Tower Corporation 2007 Equity Incentive Plan

99.1	Press Release, dated January 3, 2012